UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2025

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LBSR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 18, 2025, Liberty Star Uranium & Metals Corp., “Liberty Star” or the “Company”, OTCQB Markets: LBSR) announced a strategic realignment of its mining claims and mineral assets. This initiative is designed to enhance operational clarity, differentiate high-value assets, and expand opportunities for strategic partnerships across the Company’s diversified mineral portfolio.

Key Highlights of the Alignment:

1. Centralized Oversight of All Mineral Assets

All mineral holdings will now be consolidated under Liberty Star Hay Mountain Holdings LLC, strengthening organizational clarity and long-term strategic focus.

2. Earp Ridge Mines LLC

The multi-mineral claims, historically known as Hay Mountain Target 1 & 2, will now be structured within our wholly owned subsidiary, Earp Ridge Mines, LLC. This dedicated entity will bring sharper focus to the development of the region’s diverse mineral potential. Additional Claim areas within the larger Hay Mountain Holdings LLC will be similarly organized as needed.

3. Red Rock Mines LLC

The Company’s world-class gold target will be housed within Red Rock Mines, LLC, a wholly owned subsidiary created to advance and highlight the exceptional gold resource opportunity.

“Our goal has always been to clearly define and elevate the unique strengths of our mineral properties,” said Pete O’Heeron, Chairman of Liberty Star. “By establishing these self-contained business units, we can more effectively collaborate with partners who have targeted interests in specific mineral opportunities. This structure not only improves operational efficiency but also enhances our ability to unlock value across our robust asset base.”

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.72	Liberty Star Minerals Announces Strategic Corporate Alignment of Mining Claims

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: November 21, 2025	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO